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                                                                  Exhibit 10.15



                      INTERCARRIER ROAMER SERVICE AGREEMENT

THIS INTERCARRIER ROAMER SERVICE AGREEMENT (the "Agreement") is dated as of the 9th day September, 1997, by and between PRICELLULAR WIRELESS CORPORATION, sometimes referred to as PriCellular, on behalf of the affiliates and operating entities listed in Schedule 1 attached hereto (referred to individually and collectively as "PriCellular"), and U S WEST Communications, Inc., sometimes referred to as U S WEST, on behalf of the affiliates and operating entities listed in Schedule 2 attached hereto (referred to individually and collectively as "U S WEST"). PriCellular and U S WEST are sometimes referred to individually as a "Party" and together as "Parties".


                                    RECITALS

         WHEREAS, both PriCellular and U S WEST desire to make arrangements to facilitate the provision of commercial mobile radiotelephone service ("Service" or "CMRS") to the customers of the other Party, while such customers are using the wireless radio facilities of such Party, in accordance with the terms of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises herein set forth and intending to be legally bound hereby, the Parties do hereby agree as follows:


                                   ARTICLE 1.

                                  DEFINITIONS

As used in this Agreement, the terms below shall have the following meanings:

         AGREEMENT means this Intercarrier Roamer Service Agreement, including all Schedules and Exhibits attached.

         AFFILIATE means, with respect to a Party, any facilities-based CMRS operating company that is (a) controlled by the Party, (b) an entity in which the Party has at least greater than fifty percent (50%) voting interest, (c) actively managed by the Party, (d) shares switching facilities with the Party or
(e) has purchased a portion of CMRS spectrum from the Party in an area listed on
Schedule 1 and in which the Party maintains an ownership interest. Either Party may add Affiliates to its list of Affiliates upon thirty (30) days prior written notice to the other Party.

         APPROVED CIBERNET NEGATIVE FILE GUIDELINES means the negative file guidelines appearing in the CIBER Record in effect from time to time.

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         AUTOMATIC CALL DELIVERY means the ability for an Authorized
Roamer to receive calls automatically without having to enter any key strokes into their wireless telephone handset to initiate receiving calls or manually register with the other Party while using their wireless radio facilities.

         AUTHORIZED RECEIPT POINT or "ARP" means the location or address of the Party designated by the Home Carrier as the delivery point for its CIBER records and authorized agent for performing CIBER Edits.

         AUTHORIZED ROAMER means a Roamer using equipment and an assigned telephone number with the NPA/NXX combinations listed in accordance with Article 4 below for whom the Serving Carrier has not received a negative notification from the Home Carrier via SS7 messaging or if SS7 messaging does not exist between the Parties, the Serving Carrier has not received a negative notification via their clearinghouse in accordance with the provisions of this Agreement.

         BID means Billing Identification number which is used by Carriers to summarize roaming usage by market or system.

         CELLULAR TELEPHONE SYSTEM means a wireless telephone system that operates with a FCC license within the 800 to 900 Megahertz frequency spectrum.

         CIBER means Cellular Intercarrier Billing Exchange Record.

         CIBER RECORD means the publication prepared by CIBERNET Corporation, a wholly-owned subsidiary of the Cellular Telecommunications Industry Association, as a service to the wireless communications industry. Unless specifically provided otherwise in this Agreement, all words and phrases defined in the CIBER Record shall have the meaning herein that they have therein.

         CIBERNET means a wholly owned subsidiary of the Cellular
Telecommunications Industry Association ("CTIA").

         CLEARINGHOUSE means that entity which provides for the exchange of CIBER records and performs industry accepted CIBER edits on behalf of the Home Carrier.

         CMRS means Commercial Mobile Radiotelephone Service.

         DEFAULT ROAMING RATES means those wholesale rates charged by the Serving Carrier to the Home Carrier as agreed to between the Parties in accordance with Exhibit A to this Agreement.

         ESN means Electronic Serial Number that is encoded in a wireless telephone set by the manufacturer and which is broadcast by such telephone.

         HOME CARRIER means a Party who is providing cellular service to its registered customers in a geographic area where it holds a license or permit to construct and operate a mobile wireless radio system.

         INDUSTRY NEGATIVE FILE means the negative file maintained by the authorized Clearinghouses in accordance with approved CIBERNET Negative File Guidelines.

         MIN means the "Mobile Identification Number" which is assigned by a Home Carrier to each of its registered customers.

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         NEGATIVE FILE SUPPRESSION means that both Parties will not verify the
MIN/ESN of a roamer against the Clearinghouse Negative File when performing settlement service edits at their Clearinghouse.

         NET FINANCIAL SETTLEMENT means a service provided by CIBERNET or other industry administrative organization to receive and pay roaming settlements automatically each month.

         NPA/NXX combinations mean the six-digit numerical combinations assigned by regulatory authorities to identify the area code and prefix for cellular service.

         PERSONAL COMMUNICATIONS SERVICE or "PCS" means a wireless telephone system that operates with a FCC license within the 1800 MHz to 2 GHz frequency spectrum.

         PRIMARY CELLULAR TELEPHONE SYSTEM means that the Home Carrier has loaded the SID of a Serving Market or equivalent information into the wireless telephone handsets of Home Carrier customers such that the wireless telephone handset will automatically seek out and identity the Serving Carrier's Cellular Telephone System as the first and primary Cellular Telephone System to obtain Service from when the Home Carrier's customer is a roamer within the Serving Carrier's geographic territory.

         PREFERRED ROAMING RATES means those wholesale rates charged by the Serving Carrier to the Home Carrier as agreed to between the Parties in accordance with Exhibit A to this Agreement.

         ROAMER means a customer who seeks wireless Service in a geographic area outside of the area served by such Party with whom it is registered and within the geographic area served by the other Party.

         SERVICE shall have the meaning set forth in the Recital of this Agreement and will include the ability to make and receive telephone calls automatically, without the Roamer first having to enter manual codes or key strokes into theft wireless telephone device to activate such service.

         SERVING CARRIER means a Party who provides Service for registered customers of another Party while such customers are out of their Home Carrier's geographic service area and in the geographic area where the Serving Carrier holds a license or permit to construct and operate a commercial mobile radiotelephone system.

         SS7 means Signaling System 7, a data transmission protocol designed for communications between telecommunications switches, which is primarily used for the setup and control of calls.

         SID means Systems Identification number as broadcast by the Serving Market to identity its geographic territory.


                                   ARTICLE II
                              PROVISION OF SERVICE



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         2.1 Each Party shall provide, to any Authorized Roamer who so requests, and has a wireless handset that is technically capable to use the Serving Carriers system, Service in accordance with the terms and conditions of this Agreement.

         2.2 Notwithstanding anything in this Agreement to the contrary, a Serving Carrier may suspend or terminate Service to an Authorized Roamer in accordance with the terms of this Agreement, but such suspension or termination shall not affect the rights and obligations of the Parties for Services furnished hereunder prior to such termination or suspension.

         2.3 In connection with its Service to Roamers, no Serving Carrier shall use recorded announcements or other inducements for an Authorized Roamer to discontinue the Service of its Home Carrier or, unless otherwise authorized herein, Roamer's use of a Serving Carrier's system.

         2.4 In the event that a Party acquires control of an operating entity after the date of this Agreement, such Party may add such operating entity as an affiliate under Schedule 1 or Schedule 2, as the case may be, upon written notice to the other Party.

         2.5 In the event that a Party performs the roaming administration duties for non-affiliated entities, such entities may be included under the terms of this Agreement except these entities may negotiate separate tariff arrangements with the other Party. These entities will be separately identified as "Managed Markets" on Schedule 1 and Schedule 2 to this Agreement. Authorized Roamers of such Managed Markets will be provided Service in accordance with the terms and conditions of this Agreement.













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                                   ARTICLE III

                                     CHARGES

              3.1 Each Home Carrier, whose customers (including the customers of its resellers) receive service from a Serving Carrier as Authorized Roamers under this Agreement, shall pay to the Serving Carrier who provided such Service 100% of the Serving Carrier's charges for wireless service, including airtime, toll, taxes, and other charges as necessary. The airtime and toll tariffs for the use of each Serving Carrier's Service Area are set forth in Exhibit A and B as attached to this Agreement, and may be amended from time to time.

         3.2 U S WEST will elect Default Roaming Rates or Preferred Roaming Rates for airtime service as identified in Exhibit A to this Agreement. Such rate will be charged on a reciprocal basis between the Parties. If U S WEST elects Preferred Roaming Rates for any or all PriCellular markets, U S WEST acknowledges it will comply with all terms and conditions as identified in Exhibit A to this Agreement.


                                   ARTICLE IV

                             EXCHANGE OF INFORMATION

         4.1 Exhibit C to this Agreement is a list furnished by the respective Parties of the valid NPA/NA combinations used by their respective customers or by the Parties to be included under this Agreement. These combinations shall be accepted by the other Parties. Each NPA/NXX combination is and shall be within the entire line range (0000-9999), or a specified portion thereof The minimum line range to be exchanged by the Parties shall be 1,000 line numbers. Each Party shall be responsible for all billings otherwise properly made under this Agreement to any number listed by such Party within the range or ranges specified by it in Exhibit C. Additions, deletions, or changes to NPA/NXX combinations and line number range(s) for the Home Carrier may be made with at least fifteen (15) days prior written or electronic notification to the Serving Carrier. Such notification shall be identified in Exhibit C.

         4.2 Each Party shall allow for authorization of a Roamer's MIN/ESN via a SS7 network connection between their respective wireless system switches if such authorization is technically feasible between the Parties systems.

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         4.3 If each Parry cannot provide for automatic authorization via an
SS7 network connection, then each Party shall provide to each other Party, a list of MINs (from among those within the NPA/NXX combination(s) identified pursuant to Paragraph 4.1 hereof) and ESN's (of the telephones to which the other Parties are not authorized to provide cellular service pursuant to this Agreement), which shall be entered into the Industry Negative File. The approved CIBERNET Negative File Guidelines shall be the governing criteria for all Parties. Thereafter, from time to time, as agreed by the Parties, each Party shall notify each other Party of all additions to, and deletions from, these lists for the customers of that particular Party. Such notifications shall be made during the normal business hours of the Party being notified by written or electronic notification and shall be effective one (1) hour after receipt.

         4.4 Each Party hereby agrees to indemnify each and all of the other Parties, together with their partners and any and all of their officers, directors, employees, agents and/or affiliates, against, and hold them harmless from, any and all claims, suits, demands, losses and expenses, including attorneys' fees and disbursements, which may result in any way whatsoever from the indemnified Party's denial of Roamer or local cellular service to any cellular telephone which has been listed by the indemnifying Party as not being authorized to receive service.

         4.4.1 Each Party, due to system limitations, may purge or delete numbers of its customers from the lists as referred to in Paragraph 4.3 hereof, but in all such cases, such purging or deletion must be done in accordance with the approved CIBERNET Negative File Guidelines. If purging or deletion of numbers is done prior to the time frames established, or through procedures not otherwise set forth, in the approved CIBERNET Negative File Guidelines, the Party implementing the purge or deletion will assume financial liability for any charges incurred by those numbers. All purges or deletions made pursuant to this Paragraph 4.4.1 shall be given through the Parties and shall be in the form mutually agreed upon by the Parties and effective as of the time established by the approved CIBERNET Negative File Guidelines (unless otherwise modified by mutual agreement of the Parties).

         4.5 All information not of public record that is exchanged pursuant to this Agreement shall be treated as confidential. Parties obtaining such confidential information through this Agreement shall use it only as necessary to carry out the purposes of this Agreement or as necessary to comply with federal, state or local law. Parties obtaining confidential information through this Agreement shall not disclose its contents except as necessary to its duly authorized agents to carry out the purposes of this Agreement or as necessary to comply with federal, state or local law. The obligation to protect the confidentiality of information shall survive the termination of the agreement for a period of two years.

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                                    ARTICLE V

                                      FRAUD

        5.1 The Parties will cooperate and, as necessary, supplement this Agreement in order to minimize fraudulent or other unauthorized use of their systems. If any Party reasonably decides that in its sole judgment, despite due diligence and cooperation pursuant to the preceding sentence, fraudulent or other unauthorized use has reached an unacceptable level of financial loss and is not readily remediable, such Party may suspend this Agreement, in whole or in part, pursuant to the terms of this Agreement.

         5.2 To control fraudulent Roamer Usage, the Parties will use a SS7 network to validate Roamers and control fraudulent usage when it is technically feasible and available to both Parties. If SS7 connectivity is not available, each Party shall use a positive validation/verification ("PV") system under which the ESN, MN, and NPA/NXX used in a call in the Serving Carrier's system is compared against a list of Authorized Roamers. The Parties agree That calls completed by a Serving Carrier, either (a) after a SS7 or PV request has determined That a Roamer is not a valid customer of the Home Carrier or (b) for any unauthorized ESN after entry to the Industry Negative File has become effective, shall be the sole responsibility of The Serving Carrier after the Home Carrier has provided sufficient documentation identifying that a SS7 or PV response was provided to the Serving Carrier by the Home Carrier.

         5.3 The Serving Carrier shall make SS7 or PV verification requests with respect to the registration and verification of a Roamer from the Home Carrier in the Serving Carrier's market. If the Serving Carrier fails to make such a verification request, the Serving Carrier shall not charge the Home Carrier any amounts for that call in the event the call was the result of fraudulent or unauthorized use.

         5.4 In addition to other procedures set forth in this Agreement, a Home Carrier may notify a Serving Carrier by facsimile or by other mutually agreed electronic media in Exhibit D, that certain NPA/AX combinations are not to receive Service. Any calls completed using such NPA/NXX combinations made twenty four (24) business hours or more after such notification has been given shall be the sole responsibility of the Serving Carrier and the Home Carrier shall not be charged any amount for such calls.

         5.5 In the course of monitoring its system, the Serving Carrier may notice usage by purported customers of Home Carrier which it suspects to be fraudulent or unauthorized. In such event, Serving Carrier may notify Home Carrier based on the notification method in Exhibit D. Such notification shall include the MIN/ESN combination at issue together with a specified reason as to why the Serving Carrier suspects fraudulent or unauthorized usage.

         5.6 For the purposes of notification under this Article 5, the notification methods and addresses are identified in Exhibit D attached to this Agreement, as amended from time to time.

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         5.7 Both Parties may enter into a Fraud Settlement Agreement allowing for fraudulent calls to be credited back by the Serving Carrier to the Home Carrier. If both Parties agree to execute a Fraud Settlement Agreement, it will be attached as Exhibit E, "FRAUD SETTLEMENT AGREEMENT".


                                   ARTICLE VI

                                    BILLING

         6.1 Each Home Carrier shall be responsible for billing to, and collecting from, its own customers all charges that are incurred by such customers as a result of service provided to them as Authorized Roamers by the Serving Carrier. The Home Carrier shall also be responsible for billing its customers for, and remitting to, the Federal Government all federal excise tax that may be due in connection with the service being billed by it to its customers plus any other State or Local taxes as necessary based on the Home Carrier State and Local tax jurisdiction. While the Serving Carrier will be responsible for the computation and remittance of all state and local taxes assessed in the Serving Market, each Home Carrier shall be liable to the Serving Carrier for all such state and local taxes remitted by the Serving Carrier, for authorized roamers regardless of whether these amounts are paid to the Home Carrier by its customers.

         6.2 Each Serving Carrier who provides Service to an Authorized Roamer pursuant to this Agreement shall forward Roamer billing information, within five
(5) business days of the call date, in accordance with the procedures and standards set forth in the CIBER Record to the Home Carrier's Authorized Receipt Point. CIBER Record Type 50 and CIBER Record Type 70 shall not be accepted unless so identified in Exhibit A to this Agreement. Any future revisions of the CIBER record or additional record types must be mutually agreed upon before implementation.

         6.3 Where the Authorized Roamer billing information required to be provided by The Serving Carrier in accordance with Paragraph 6.2 above is not in accordance with the CIBER Record, the Home Carrier may return a record to the Serving Carrier as provided in the CIBER Record. Returning the record will be in accordance with CIBER Record established procedures. The Serving Carrier may correct the defective record and return it to the Home Carrier for billing, provided that the time period from the date of the Service call at issue to the receipt of the corrected record does not exceed sixty (60) days.

         6.4 No credit for insufficient data or defective records shall be permitted except as provided in Paragraph 6.3 above, unless mutually agreed upon by both Parties.

         6.5 Each Serving or Home Carrier may perform any necessary edits as supported by its ARP on incollect or outcollect call records to ensure compliance with the terms of this Agreement upon mutual written consent of both Parties, except for the Negative File edit which both Parties agree not to implement if both carriers use a SS7 network to verify the Roamers of the other Party.

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                                   ARTICLE VII

                                   SETTLEMENT

         7.1 Each Party will settle its accounts with the other Parties on the basis of billing information received from each Parties' Clearinghouse as described in this Article VII. For the purposes of this Agreement, both parties will use the CIBERNET Net Financial Settlement process as the payment method to settle the monthly outcollect and incollect roaming activity as identified in each Parties' Clearinghouse reports. Based on using the CIBERNET Net Financial Settlement process, the Parties shall not submit a paper invoice for the recurring monthly roaming activity but will make payments for the most current month Roamer activity in accordance with such Net Financial Settlement procedures.

         7.2 The billing information and charges incurred under this Agreement for the recurring monthly outcollect and incollect activity between the Parties shall be determined and settled as follows:

             7.2.1    The Parties shall determine amounts owed to each other
                 for Service provided to Roamers in one-month periods with each period beginning on the sixteenth (16th) day of each calendar month and ending on the fifteenth (15th) day of the following month in which Service is provided. The end of this Period is referred to as "Close of Billing".

             7.2.2    The Parties shall each receive billing information for
                 Services used under this Agreement from theft respective Clearinghouses. Each Parties Clearinghouse will reconcile and agree billing information with the other Parties
                 Clearinghouse.

             7.2.3    Such billing information shall contain the following
                 information.

                        a. Billing period used by the Serving Carrier

                        b. Batch sequence number

                        c. Serving and Home Carrier SID and/or BID

                        d. Minutes of Use

                        e. Air Service Charges

                        f. Total Toll Charges (local, Intrastate Interlata,
                           Interstate, International, Directory Assistance,
                           Other)

                        g. Total State and Local Taxes

                        h. Total Charges

             7.2.4    Payment and receipt of fluids shall be made via the
                 CIBERNET Net Financial Settlement process and in accordance with CIBERNET Regulations for that settlement cycle.

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         7.3 If an incorrect roaming rate is charged by the Serving Carrier to the Home Carrier, the Serving Carrier shall refund all amounts in excess of the contract rate back to the Home carrier.

             7.3.1    If the Home Carrier calculates the current settlement
                 period overcharges and submits an invoice to the Serving Carrier within the time period specified by the CIBERNET Net Financial Settlement Regulations, then the Serving Carrier will verify the accuracy of such invoice and refund all overcharges due to the Home Carrier in the current month CIBERNET Net Financial Settlement process. The Serving Carrier cannot deduct or "net down" any amounts from this payment to the Home Carrier unless the Serving Carrier has separately invoiced such amount previously to the Home Carrier.

             7.3.2    If the Home Carrier calculates the rate overcharges after
                 the end of the current month Net Financial Settlement period, then the Home Carrier will manually invoice the Serving Carrier and the Serving Carrier will refund all amounts in excess of the contract rates back to the Home Carrier within forty-five (45) days of invoice date. The Home Carrier shall provide sufficient detail to support its invoice. Each carrier shall have sixty (60) days from the end of the settlement period in which the overcharges occurred to invoice for amounts in excess of the contract rate. The Home carrier will send a collection notice thirty (30) days after invoice date if the invoice has not been paid by the Serving Carrier. If payment is not received within thirty (30) days after this collection notice and the Serving Carrier has not provided sufficient reasons for not paying such invoice, the Home Carrier may submit such amounts due to CIBERNET in accordance with the provisions of the CIBERNET Net Financial Settlement Regulations to be included in the next Net Financial Settlement cycle. The Serving Carrier cannot deduct any amounts from this payment to the Home Carrier unless the Serving Carrier has separately invoiced such amount previously to the Home Carrier and the Home Carrier has acknowledged such amounts as being due.

         7.4 Bach Party may offset the amount owed to the other Party under this Agreement and a single payment of the balance to the Party entitled to receive such balance shall be made only when: (a) the Parties mutually agree to the offset, or (b) both Parties have invoiced the other Party in accordance with the above requirements of section 7.2 or section 7.3.


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                                  ARTICLE VIII
                      AUTOMATIC CALL DELIVERY AND HAND-OFF


         8.1 Each Party shall provide for automatic call delivery for customers of the other Party who are Roamers in such Party's system if the Roamer's wireless telephone handset is technically compatible in the Serving Carrier's system. To this end, each Party shall continuously provide the hardware, software and transmission facilities required for such call delivery either directly between the systems of the Parties or indirectly through a separate network of wireless communications carriers. The hardware, software and transmission facilities provided by each Party hereunder shall at all times be operated and maintained to provide the most efficient level of service technically feasible to minimize transmission errors and Service interruptions.

         8.2 To the extent that each Home Carrier's customers may use the system of a Serving Carrier whose geographic license area that abuts or overlaps the Home Carrier's geographic license area, the Parties may choose to provide for automatic call hand-off between such Home and Serving Carrier's systems if technically feasible. if the Parties mutually agree to provide for automatic call hand-off, then each Party shall continuously provide the hardware, software and transmission facilities required for such call hand-off either directly between the systems of such Home and Serving Carrier or indirectly through a separate network of wireless communications carriers. The hardware, software and transmission facilities provided by each Party hereunder shall at all times be operated and maintained to provide the most efficient level of service technically feasible to minimize transmission errors and Service interruption.

         8.3 If the Serving Carrier provides pre-call validation of the Home Carrier's customers, the Home Carrier agrees to implement Negative File Suppression at its Clearinghouse and/or ARP. If the Home Carrier's Clearinghouse and/or ARP cannot or does not implement Negative File Suppression, then the Home Carrier will refund all amounts back to the Serving Carrier that were rejected due to the reason code identified as "Negative File Reject" by the Clearinghouse.

         8.4 If the Parties provide transmission facilities in accordance with sections 8.2 of this Article, the Parties may enter into a "Intersystem Hand-off Settlement Agreement" to pay for such facilities and settle on call activity. If such Intersystem Hand-off Settlement Agreement is entered into between the Parties, it will be attached as Exhibit F - INTERSYSTEM HAND-OFF SETTLEMENT AGREEMENT to this Agreement.


                                   ARTICLE IX
                                  FORCE MAJEURE

         9.1 Neither of the Parties will be liable for nonperformance or defective performance of its obligations under this Agreement to the extent and for such periods of time as such nonperformance or defective performance is due to reasons outside such Party's control, including,


                                                                              12
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without limitation, acts of God, war, acts of any governmental authority, riots, revolutions, fire, floods, explosions, sabotage, nuclear incidents, lightning, weather, earthquakes, storms, sinkholes, epidemics, strikes, or delays of suppliers or subcontractors of the same causes. Neither Party shall be required to settle any labor dispute in any manner which is deemed by that Party to be less than totally advantageous, in that Party's sole discretion.


                                    ARTICLE X
                  TERM,TERMINATION AND SUSPENSION OF AGREEMENT

         10.1 This Agreement shall have a term commencing as of the date entered on page 1 of this Agreement.

         10.2 This Agreement may be terminated or suspended by either Party immediately upon written notice to the other upon a default by the other Party. The Parties shall work together to resolve as expeditiously as possible any difficulty that causes such termination or suspension. At such time as the Party originally giving notice of termination or suspension concludes that the problem causing the termination or suspension has been resolved, that Party shall give to the other written notice to this effect. This Agreement shall resume in hill effect five (5) business days after the Parties have mutually agreed that The problem has been resolved, unless either Party thereafter gives written notice that in its reasonable view the problem necessitating the termination or suspension has not been resolved. If the problem causing the suspension of this Agreement remains unresolved for thirty (30) days, this Agreement may be terminated by written notification by either Party.

         10.3 This Agreement may be suspended, in whole or in part, by either Parry within twenty-four (24) business hours of written notice to the other Party, in the event that such Party determines, in its sole discretion, that fraudulent or unauthorized use on the other Party's system is actively occurring at unacceptable levels. In such event, the notifying Party shall defend, indemnify and hold harmless, the other Party, and the other Party's officers, directors, employees, agents and representatives from any claims by any person or entity relating to such suspension of Service. Written notice shall be performed as identified in Exhibit D to this Agreement.

         10.4 This Agreement may be terminated, in whole or in part, by either Party without cause with ninety (90) days written notice to the other Party in accordance with Exhibit D to this Agreement.

         10.5 In the event that a Party transfers control of an affiliate listed in Schedule 1 or Schedule 2, as the case may be, such Party may terminate this Agreement with respect to such affiliate upon written notice to the other Party.

         10.6 The termination or suspension of this Agreement shall not affect the rights and liabilities of the Parties under this Agreement with respect to all Authorized Roamer charges incurred prior to the effective date of such termination or suspension.


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                                   ARTICLE XI.
                                     DEFAULT

         11.1 A Party will be in default under this Agreement upon the occurrence of any of the following events:

                  11.1.1 Breach of any term of this Agreement, if such breach shall continue for thirty (30) days after receipt of written notice thereof;

                  11.1.2 Voluntary liquidation or dissolution;

                  11.1.3 A final order by the Federal Communications Commission ("FCC") revoking or denying renewal of the CMRS license or permit granted to such Party; or

                  11.1.4 Such Party (i) filing pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a portion of such Party's property, (ii) has filed against it, pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a portion of such Party's property, provided that within sixty (60) days after the filing of any such petition such Party fails to obtain a discharge thereof, or (iii) making an assignment for the benefit of creditors or petitioning for, or voluntarily entering into an arrangement of similar nature, and provided that such filing, petition, or appointment is still continuing.


                                  ARTICLE XII.
                             SUCCESSORS AND ASSIGNS

         12.1 Neither Party may sell, assign, transfer, or convey its interest in this Agreement or any of its rights or obligations hereunder without the prior written consent of both Parties. However, either Party may assign or transfer its rights and obligations hereunder to any current or future Parent, Subsidiary, or Successor company without the prior written consent of the other Party and such current or future Parent, Subsidiary, or Successor company shall thereby become a Party to this Agreement. Further, either Party may assign its rights and obligations hereunder to an assignee of its Service license or permit issued by the FCC, provided that such assignee expressly assumes, by written instrument approved by the other Party, all of the obligations of such Party hereunder and thereby becomes a Party hereunder. No person other than a Party to this Agreement shall acquire any rights hereunder as a third-Party beneficiary or otherwise by virtue of this Agreement.

                                  ARTICLE XIII.
                NO PARTNERSHIP OR AGENCY RELATIONSHIP IS CREATED

         13.1 Nothing contained in this Agreement shall constitute the Parties as partners with one another or render any Party liable for any debts or obligations of any other Party, nor shall any Party hereby be constituted the agent of any other Party. The Parties warrant and agree that they are engaged in independent businesses and that the Parties and their employees and agents will perform under this Agreement as independent contractors and not act as agents or employees of the other Party; and that each Party will maintain complete control over performance by its employees, agents and subcontractors. Each Party shall be responsible for its own acts and those of its agents, employees and subcontractors in connection with performance of this Agreement.


                                  ARTICLE XIV.
                     NOTICES AND AUTHORIZED REPRESENTATIVES

         14.1 All methods of notification and locations and representatives to send notifications to each Party are attached in Exhibit D to this Agreement.


                                   ARTICLE XV.
                               DISPUTE RESOLUTION

         15.1 If any claim, controversy or dispute of any kind or nature whatsoever arise between the Parties ("Dispute") and such Dispute cannot be settled through negotiation, the Dispute shall be resolved by arbitration. A single arbitrator engaged in the practice of telecommunications law, who is knowledgeable about the matter in Dispute, shall conduct the arbitration under the then current rules of J.A.M.S/Endispute. Each Party shall bear its own costs and attorneys' fees, and the Parties shall share equally the fees and expenses of the arbitrator. The arbitrator's decision and award shall be final and binding, and judgement upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

                                  ARTICLE XVI.
                                  MISCELLANEOUS

         16.1 The Parties agree to comply with, conform to, and abide by all applicable and valid laws, regulations, rules and orders of all governmental agencies and authorities, and agree that this Agreement is subject to such laws, regulations, rules and orders.

         16.2 The Parties agree to use their respective best, diligent, and good faith efforts to fulfill all of their obligations under this Agreement. The Parties recognize, however, that to effectuate all the purposes of this Agreement, it may be necessary either to enter into future agreements, to amend this Agreement, or to create new Exhibits attached to this Agreement. In that event, the Parties agree to negotiate with each other in good faith.

         16.3 The Parties shall not identify or reference the other Party, its names or marks in any of their advertising, promotional efforts or any publicity of any kind without the other Party's prior written permission.

         16.4 This Agreement constitutes the fill and complete agreement of the Parties. Any prior agreements among the Parties with respect to this subject matter are hereby superseded. This Agreement may not be amended, except by the written consent of the Parties. Waiver of any breach of any provision of the Agreement must be in writing signed by the Party waiving such breach or provision and such waiver shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision. The failure of a Party to insist upon strict performance of any provision of this Agreement or any obligation under this Agreement shall not be a waiver of such Party's right to demand strict compliance therewith in the future.

         16.5 The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

         16.6 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         16.7 This Agreement shall be construed in accordance with the laws of the state of the Serving Carrier.

         16.8 Neither Party shall be liable to the other Party for any special, punitive, indirect, or consequential damages.

The Intercarrier Roamer Service Agreement is executed as of the date first written above.

SIGNED:                                       SIGNED:
PRICELLULAR WIRELESS CORPORATION              U S WEST COMMUNICATIONS, INC.

BY: /s/ A. Davies                             BY: /s/ Susan Schaefer
   -----------------------------                 ------------------------------

Printed name: A. Davies                       Printed name: Susan Schaefer
             -------------------                           --------------------

Title: V.P.                                   Title: Executive Director
      --------------------------                    ---------------------------

Date: 9/30/97                                 Date: 10/2/97
     ---------------------------                   ----------------------------

                                   SCHEDULE 1
        LIST OF PRICELLULAR WIRELESS MARKETS INCLUDED UNDER THIS AGREEMENT:
                              as of August 25, 1997


1. PRICELLULAR OWNED AND OPERATED MARKETS:



SID   BID      MSA/RSA    MTA/BTA    TECH      MARKET NAME       ST    CNTY   LICENSEE &               CALL       MKT#
---   ---      -------    -------    ----      -----------       --    ----   ----------               ----       ----
                                     (1)                                      PERMITTEE                SIGN
                                     ---                                      ---------                ----
479   26335    MSA #144              Analog    ORANGE            NY    USA    Chill Cellular           KNKA701    0144A-1
                                               COUNTY                         Corporation

479   26343    MSA #144              Analog    WARWICK           NY    USA    Chill Cellular           KNKA701    0144A-1
                                                                              Corporation

503   26371    MSA #151              Analog    POUGHKEEPSIE      NY    USA    Dutchess County          KNKA455    0151A-1
                                                                              Cellular Telephone
                                                                              Company, Inc.

333   30923    MSA #141              Analog    DULUTH            MN    USA    Duluth/Superior          KNKA504    0141A-1
                                                                              Cellular, Inc.

333   30927    MSA #232              Analog    EAU CLAIRE        WI    USA    Chippewa Cellular        KNKA814    0232A-1
                                                                              Corporation

333   30929    MSA 4263              Analog    WAUSAU            WI    USA    Wausau Cellular          KNKA763    0263A-1
                                                                              License
                                                                              Corporation

1279  30463    RSA KY-4              Analog    SPENCER           KY    USA    Cellular                 KNKQ346    0446A-1
                                                                              Information
                                                                              Systems of
                                                                              Florence, Inc.

1281  30787    RSA KY-5              Analog    BARREN            KY    USA    Cellular                 KNKN666    0447A-1
                                                                              Information
                                                                              Systems of
                                                                              Florence, Inc.

1283           RSA KY-6              Analog    MADISON           KY    USA    Cellular                 KNKN940    0448A-1
                                                                              Information
                                                                              Systems of
                                                                              Florence, Inc.

1287  30785    RSA KY-8              Analog    MASON             KY    USA    Cellular                 KNKN939    0450A-1
                                                                              Information
                                                                              Systems of
                                                                              Florence, Inc.

1791  26137    RSA WV-2              Analog    WETZEL            WV    USA    Eastern Wireless         KNKN839    0702A-1
                                                                              Corporation

1793           RSA WV-3              Analog    MONONGALIA        WV    USA    Northland Cellular       KNKN949    0703A-1
                                                                              Corporation

1569  26129    RSA OH-7              Analog    TUSCARAWAS        OH    USA    Seven Cellular           KNKN713    0591A-1
                                                                              Corporation

1627  26135    RSA PA-9              Analog    GREENE            PA    USA    Amro Cellular            KNKN781    0620A-1
                                                                              Corporation

333   30797    RSA MN-2              Analog    LAKE OF THE       MN    USA    Duluth/Superior          KNKQ414    0483A-2
                                               WOODS                          Cellular, Inc.

333   30845    RSA MN-3              Analog    KOOCHICHING       MN    USA    Duluth/Superior          KNKQ410    0484A-3
                                                                              Cellular, Inc.

1359  30973    RSA MN-S              Analog    WILKIN            MN    USA    Duluth/Superior          KNKN375    0486A-1
                                                                              Cellular, Inc.

333   30937    RSA MN-6              Analog    HUBBARD           MN    USA    C.I.S. of Pine Bluff,    KNKN447    0487A-1
                                                                              Inc.

245            MSA # 305             Analog    ALTON-GRANITE     IL    USA    Alton Cell Tel Co.       KNKA611    0305A-1



                                                                              18


                                   SCHEDULE 1
        LIST OF PRICELLULAR WIRELESS MARKETS INCLUDED UNDER THIS AGREEMENT:
                              as of August 25, 1997


1. PRICELLULAR OWNED AND OPERATED MARKETS - CONTINUED:


SID   BID      MSA/RSA    MTA/BTA    TECH      MARKET NAME       ST    CNTY   LICENSEE &               CALL       MKT#
---   ---      -------    -------    ----      -----------       --    ----   ----------               ----       ----
                                     (1)                                      PERMITTEE                SIGN
                                     ---                                      ---------                ----

333   30945    RSA WI-1              Analog    BURNETT           WI    USA    One Cellular             KNKN386    0708A-1
                                                                              Corporation

333            RSA WI-2              Analog    BAYFIELD          WI    USA    Pebbles Cellular         KNKQ437    0709A-2
                                                                              Corporation

333   30935    RSA WI-3              Analog    VILAS             WI    USA    Vilas Cellular           KNKN344    0710A-1
                                                                              Corporation

333   26337    RSA WI-4              Analog    MARINETTE         WI    USA    Four Cellular            KNKN345    0711A-1
                                                                              Corporation

333   26339    RSA WI-4              Analog    OCONTA            WI    USA    Four Cellular            KNKN345    0711A-1
                                                                              Corporation

333   30933    RSA WI-6              Analog    TREMPEALEAU       WI    USA    Vilas Cellular           KNKN310    0713A-2
                                                                              Corporation

1515  26369    RSA NY-6              Analog    COLUMBIA          NY    USA    Alexandra Cellular       KNKN512    0564A-1
                                                                              Corporation

1513  26147    RSA NY-5              Analog    KINGSTON          NY    USA    Alexandra Cellular       KNKN633    0563A-1
                                                                              Corporation

1513  26149    RSA NY-5              Analog    OTSEGO            NY    USA    Alexandra Cellular       KNKN633    0563A-1
                                                                              Corporation

1513  26329    RSA NY-5              Analog    DEPOSIT           NY    USA    Alexandra Cellular       KNKN633    0563A-1
                                                                              Corporation

333   30931    RSA MI-1              Analog    GOGEBIC           MI    USA    Gilro Cellular           KNKN859    0472A-1
                                                                              Corporation

333   26363    RSA WI-5              Analog    PIERCE            WI    USA    Five Cellular            KNKQ358    01712-A
                                                                              Corporation


MARKETS MANAGED BY PRICELLULAR AND INCLUDED UNDER THIS AGREEMENT:



SID   BID      MSA/RSA    MTA/BTA    TECH(1)     MARKET      ST    CNTY
---   ---      -------    -------    -------     ------      --    ----
                                                 NAME
                                                 ----
1775           RSA WA-2              Analog      Wenatchee   WA    USA
1775           RSA WA-3              Analog      Wenatchee   WA    USA



(1) TECH refers to the air-interface standard that the wireless telephone handsets can operate in, including: (1) Analog cellular, (2) TDMA cellular, (3) CDMA cellular, (4) GSM PCS, (5) CDMA PCS, (6) TDMA PCS.

                                   SCHEDULE 2
LIST OF U S WEST COMMUNICATIONS, INC. MARKETS INCLUDED UNDER THIS AGREEMENT:

1. U S WEST OWNED AND OPERATED MARKETS INCLUDED UNDER THIS AGREEMENT:


SID            BID         BTA       TECH (5)          Market
-------------------------------------------------------------------------------
05243                        2       PCS CDMA          Aberdeen, WA
05255                        8       PCS CDMA          Albuquerque,NM
05317                       38       PCS CDMA          Bend, OR
05341                       50       PCS CDMA          Boise, ID
05351                       55       PCS CDMA          Bremerton, WA
04364                       69       PCS CDMA          Casper, WY
04382                       77       PCS CDMA          Cheyenne, WY
05419                       89       PCS CDMA          Colorado Spring, CO
05435                       97       PCS CDMA          Coos Bay, OR
05461                      110       PCS CDMA          Denver, CO
05507                      133       PCS CDMA          Eugene, OR
04516                      144       PCS CDMA          Flagstaff, AZ
05543                      149       PCS CDMA          Ft Collins, CO
05565                      162       PCS CDMA          Gallup, NM
04562                      167       PCS CDMA          Grand Island NE
05577                      168       PCS CDMA          Grand Junction, CO
04572                      172       PCS CDMA          Greeley, CO
04600                      185       PCS CDMA          Hastings, NE
05647                      202       PCS CDMA          Idaho Falls, ID
05699                      228       PCS CDMA          Kenewick, WA
05705                      231       PCS CDMA          Klamath Falls, OR
04742                      256       PCS CDMA          Lincoln, NE
05759                      258       PCS CDMA          Logan, UT
05765                      261       PCS CDMA          Longview, WA
05821                      288       PCS CDMA          Medford, OR
04828                      298       PCS CDMA          Minneapolis, MN
04876                      322       PCS CDMA          Nogales, AZ
04882                      325       PCS CDMA          North Plane, NE
04898                      332       PCS CDMA          Omaha, NE
04928                      347       PCS CDMA          Phoenix, AZ
04940                      353       PCS CDMA          Pocatello, ID
05963                      358       PCS CDMA          Portland, OR
04958                      362       PCS CDMA          Prescott, AZ
05977                      365       PCS CDMA          Provo, UT
04972                      369       PCS CDMA          Rapid City, SD
04984                      375       PCS CDMA          Riverton, WY
04990                      378       PCS CDMA          Rochester, MN
04994                      381       PCS CDMA          Rock Springs, WY
06017                      385       PCS CDMA          Roseburg, OR
06019                      386       PCS CDMA          Roswell, NM
06099                      391       PCS CDMA          St Cloud, MN
06029                      395       PCS CDMA          Salem, OR
06037                      399       PCS CDMA          Salt Lake City, UT
06055                      407       PCS CDMA          Santa Fe, NM
05050                      411       PCS CDMA          Scottsbluff, NE
05068                      420       PCS CDMA          Sierra Vista, AZ
06083                      421       PCS CDMA          Sioux City, IA
05130                      447       PCS CDMA          Tucson, AZ


                                                                              20

                                   SCHEDULE 2
LIST OF U S WEST COMMUNICATIONS, INC. MARKETS INCLUDED UNDER THIS AGREEMENT:

1. U S WEST OWNED AND OPERATED MARKETS INCLUDED UNDER THIS AGREEMENT - CONTINUED:


SID            BID         BTA       TECH (5)          Market
-------------------------------------------------------------------------------
06151                      451       PCS CDMA          Twin Falls, ID
06173                      460       PCS CDMA          Walla Walla, WA
05192                      477       PCS CDMA          Wilmar, MN
06215                      482       PCS CDMA          Yakima, WA
05210                      486       PCS CDMA          Yuma, AZ










2. Markets managed by U S WEST and included under this Agreement:

No markets identified as of September 24, 1997

(1) TECH refers to the air-interface standard that the wireless telephone handsets can operate in, including: (1) Analog cellular, (2) TDMA cellular, (3) CDMA cellular, (4) GSM PCS, (5) CDMA PCS, (6) TDMA PCS.

EXHIBIT C


                                      TO INTERCARRIER ROAMER SERVICE AGREEMENT BETWEEN
                                               PRICELLULAR WIRELESS CORPORATION
                                                             AND
                                                    US WEST COMMUNICATIONS

                                LIST OF VALID NPA/NXX'S TO BE INCLUDED UNDER THIS AGREEMENT:



PRICELLULAR NPA/NXX'S:

NPA      NXX      FROM       TO        SID        BID         SWITCH                    CLLI                 CITY
218      259      0000       9999      333        30845       00333-003-000             DULUMNT2NTA          GRAND RAPIDS MN
218      283      0000       9999      333        30845       00333-003-000             DULUMNT2NTA          INTERNATIONAL FALLS MN
218      285      0000       9999      333        30845       00333-003-000             DULUMNT2NTA          INTERNATIONAL FALLS MN
218      348      0000       9999      333        30923       00333-003-000             DULUMNT2NTA          DULUTH MN
218      390      1000       1999      333        30937       00333-003-000             DULUMNT2NTA          BRAINERD MN
218      390      2000       9999      333        30923       00333-003-000             DULUMNT2NTA          CARLTON MN
218      390      0000       0999      333        30923       00333-003-000             DULUMNT2NTA          CARLTON MN
218      391      0000       9999      333        30923       00333-003-000             DULUMNT2NTA          DULUTH MN
218      640      0000       9999      333        30973       00333-002-000             BRAIMNT1NTA          WADENA MN
218      731      0000       9999      333        30973       00333-002-000             BRAIMNT1NTA          FERGUS FALLS MN
218      760      0000       9999      333        30797       00333-002-000             BRAIMNT1NTA          BERMIDJI MN
218      780      0000       9999      333        30923       00333-003-000             DULUMNT2NTA          DULUTH MN
218      839      0000       9999      333        30937       00333-002-000             BRAIMNT1NTA          BRAINERD MN
218      841      0000       9999      333        30973       00333-002-000             BRAIMNT1NTA          DETROIT LAKES MN
218      969      0000       9999      333        30923       00333-003-000             DULUMNT2NTA          HIBBING MN
304      282      0000       9999      1793                   01793-001-000             MORGWVT1NTI          MORGANTOWN WV
304      299      0000       9999      1791       26137       01793-001-000             MORGWVT1NTI          ROANOKE WV
304      641      0000       9999      1793                   01793-001-000             MORGWVT1NTI          MORGANTOWN WV
304      678      0000       3999      1791       26137         MANUAL                                       ROANOKE WV
304      871      0000       9999      1791       26137       01793-001-000             MORGWVT1NTI          ROANOKE WV
320      279      0000       9999      333        30937       00333-002-000             BRAIMNT1NTA          HINKLEY MN
320      360      0000       9999      333        30937       00333-002-000             BRAIMNT1NTA          LITTLE FALLS MN
320      766      0000       9999      333        30973       00333-002-000             BRAIMNT1NTA          BAXTER MN
330      827      0000       9999      1569       26129       01569-111-000             SEATWAP1PCA          NEW PHILADELPHIA OH
412      557      0000       9999      1627       26135       01627-086-000             UNIOPAT1NTA          UNIONTOWN PA
412      852      0000       9999      1627       26135       01627-086-000             UNIOPAT1NTA          UNION TOWN PA
414      664      0000       9999      333        26339       00333-004-000             WAUSWIT1NTA          OCONTO WI
502      352      0000       6999      1279       30463       01283-001-000             RICHKYT1NTA          PADCLWF KY
502      528      2000       3999      1281       30787       01283-001-000             RICHKYT1NTA          GLASGOW KY
502      528      0000       999       1281       30787       01283-001-000             RICHKYT1NTA          GLASGOW KY
502      576      0000       9999      1281       30787       01283-001-000             RICHKYT1NTA          GLASGOW KY
502      723      3000       3999      1281       30787       01283-001-000             RICHKYT1NTA          COLUMBIA KY
502      723      4000       9999      1279       30463       01283-001-000             RICHKYT1NTA          ELIZABETHTOWN KY
502      723      0000       2999      1279       30463       01283 001 000             RICHKYT1NTA          ELIZABETHTOWN KY
502      837      0000       9999      1279       30463       01283 001 000             RICHKYT1NTA          LAWRENCEBERG KY
518      231      0000       9999      1513       26149       01513-003-000             KINGNYT1NTA          COBLESKILL NY
518      821      0000       9999      1515       26369       01513-003-000             KINGNYT1NTA          HUDSON NY
606      238      4000       8999      1283                   01283-001-000             RICHKYT1NTA          DANVILLE KY
606      544      6000       6999      1287       30785       01283-001-000             RICHKYT1NTA          MAYSVlLLE KY
606      544      7000       7999      1283                   01283-001-000             RICHKYT1NTA          RICHMOND KY
606      544      8000       9999      1279       30463       01283-001-000             RICHKYT1NTA          HARRODSBURG KY
606      544      0000       5999      1283                   01283-001-000             RICHKYT1NTA          RICHMOND KY
606      677      0000       9999      1283                   01283-001-000             RICHKYT1NTA          LONDON KY
606      678      0000       9999      1283                   01283-001-000             RICHKYT1NTA          SOMERSET KY
606      872      7000       7999      1279       30463       01283-001-000             RICHKYT1NTA          RADCLIFF KY
606      872      8000       8999      1281       30787       01283-001-000             RICHKYT1NTA          MONTICELLO KY
606      872      9000       9999      1287       30785       01283-001-000             RICHKYT1NTA          MAYSVlLLE KY
606      872      0000       6999      1283                   01283 001 000             RICHKYT1NTA          LONDON KY


EXHIBIT C

                                      TO INTERCARRIER ROAMER SERVICE AGREEMENT BETWEEN
                                               PRICELLULAR WIRELESS CORPORATION
                                                             AND
                                                    US WEST COMMUNICATIONS

                                LIST OF VALID NPA/NXX'S TO BE INCLUDED UNDER THIS AGREEMENT:



PRICELLULAR NPA/NXX'S:

NPA      NXX      FROM       TO        SID        BID         SWITCH                    CLLI                 CITY
606      875      7000       9999      1287       30785       01283-001-000             RICHKYT1NTA          LONDON KY
606      875      0000       6999      1283                   01283-001-000             RICHKYT1NTA          LONDON KY
606      878      0000       9999      1283                   01283-001-000             RICHKYT1NTA          LONDON KY
607      434      0000       9999      1513       26149       01513-003-000             KINGNYT1NTA          ONEONTA NY
612      279      0000       9999      333        30937       00333-002-000             BRAIMNT1NTA          HINKLEY MN
614      319      0000       9999      1569       26129       01569-111-000             SEATWAP1PCA          ZANESVILLE OH
614      342      0000       9999      1569       26129       01569-111-000             SEATWAP1PCA          LOGAN OH
614      380      0000       9999      1569       26129       01569-111-000             SEATWAP1PCA          LOGAN OH
614      584      0000       9999      1569       26129       01569-111-000             SEATWAP1PCA          CAMBRIDGE OH
614      586      0000       9999      1569       26129       01569-111-000             SEATWAP1PCA          ZANESVILLE OH
618      626      0000       9999      245                     MANUAL                                        ALTON IL
715      279      0000       9999      333        26363       00333-004-000             WAUSWIT1NTA          MEMOMONIE WI
715      292      0000       9999      333        30923       00333-003-000             DULUMNT2NTA          SUPERIOR WI
715      296      0000       9999      333        30945       00333-004-000             WAUSWIT1NTA          RICE LAKE WI
715      367      0000       9999      333        30935       00333-004-000             WAUSWIT1NTA          RHINELANDER WI
715      426      0000       9999      333        26363       00333-004-000             WAUSWIT1NTA          MENOMONIE WI
715      556      0000       4999      333        26363       00333-004-000             WAUSWIT1NTA          MENOMONIE WI
715      556      7000       9999      333        26363       00333-004-000             WAUSWIT1NTA          MENOMONIE WI
715      571      0000       9999      333        30929       00333-004-000             WAUSWIT1NTA          WAUSAU WI
715      574      0000       9999      333        30929       00333-004-000             WAUSWIT1NTA          WAUSAU WI
715      584      0000       9999      333        26339       00333-004-000             WAUSWIT1NTA          SHAWANO WI
755      587      0000       9999      333        26337       00333-004000              WAUSWIT1NTA          MARINETTE WI
715      828      0000       9999      333        30927       00333-004-000             WAUSWIT1NTA          EAU CLAIRE WI
906      360      0000       9999      333        30931       00333-004-000             WAUSWIT1NTA          MARQUETTE MI
906      361      0000       9999      333        30931       00333-004-000             WAUSWIT1NTA          MARQUETTE MI
906      779      0000       9999      333        30931       00333-004-000             WAUSWIT1NTA          MARQUETTE MI
914      258      9000       9999      479        26335       01513-003-000             KINGNYT1NTA          ORANGE COUNTY NY
914      283      0000       9999      479        26335       01513-003-000             KINGNYT1NTA          ORANGE COUNTY NY
914      389      0000       9999      1513       26147       01513-003-000             KINGNYT1NTA          KINGSTON NY
914      399      0000       9999      1513       26147       01513-003-000             KINGNYT1NTA          KINGSTON NY
914      453      0000       9999      503        26371       01513-003-000             KINGNYT1NTA          POUGHKEEPSIE NY
914      464      0000       9999      503        26371       01513-003-000             KINGNYT1NTA          POUGHKEEPSIE NY
914      541      0000       9999      479        26335       01513-003-000             KINGNYT1NTA          ORANGE COUNTY NY
914      542      0000       9999      479        26335       01513 003 000             KINGNYT1NTA          ORANGE COUNTY NY
914      797      0000       9999      1513       26147       01513 003 000             KINGNYT1NTA          MONTICELLO NY
914      978      0000       9999      479        26335       01513 003 000             KINGNYT1NTA          MIDDLETOWN NY
914      988      0000       2999      479        26335       01513-003-000             KINGNYT1NTA          ORANGE COUNTY NY
914      988      3000       3999      479        26343       01513 003 000             KINGNYT1NTA          WARWICK NY
914      988      8000       8999      479        26343       01513 003 000             KINGNYT1NTA          WARWICK NY


EXHIBIT C

                TO INTERCARRIER SERVICE ROAMER AGREEMENT BETWEEN
                        PRICELLULAR WIRELESS CORPORATION
                                       AND
                          U S WEST COMMUNICATIONS, INC.

           LIST OF VALID NPA/NXX'S TO BE INCLUDED UNDER THIS AGREEMENT:


U S WEST COMMUNICATIONS, INC. NPA/NXX*S:


U S WEST Communications, Inc. to Insert list their list of NPA/NXX's by market.





























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EXHIBIT D

                TO INTERCARRIER SERVICE ROAMER AGREEMENT BETWEEN
                        PRICELLULAR WIRELESS CORPORATION
                                       AND
                          U S WEST COMMUNICATIONS, INC.

                        NOTICES AND NOTIFICATION METHODS

1. All written notifications per this Intercarrier Roamer Service Agreement to PriCellular are to be addressed to:

         PriCellular Wireless Corporation
         Intercarrier Services Department
         11411 NE 124th Street
         Suite 120
         Kirkland, WA. 98034


2. Fraud Notifications to PriCellular per Article V, Fraud, are to be faxed to:

         Intercarrier Services Department         Fax # (425) 820-8370

3.       Notifications to U S WEST Communications, Inc. are to be mailed to:

         US WEST Communications, Inc.
         Wireless Group
         Attn: Roaming Department
         1999 Broadway, 10th Floor
         Denver CO, 80202

4. Fraud Notifications to U S WEST Communications, Inc. are to be faxed to:

         Roaming Department Manager                Fax # (303) 294-1600

5. Written notifications sent in accordance with Article 9 to this Agreement will be sent via certified mail or via a courier service with evidence of receipt kept by the notifying Party.




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